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                                                                  EXHIBIT (A)(3)
                         INTERNATIONAL GAME TECHNOLOGY

                         NOTICE OF GUARANTEED DELIVERY
                           OF SHARES OF COMMON STOCK

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
 NEW YORK CITY TIME, ON FRIDAY, JANUARY 7, 2000, UNLESS THE OFFER IS EXTENDED.

     This form, or a form substantially equivalent to this form, must be used to accept the offer (as defined below) if certificates for the shares of common stock of International Game Technology are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other documents required by the letter of transmittal to be delivered to the depositary (as defined below) prior to the "expiration date" (as set forth in Section 1 of the offer to purchase defined below). This form may be delivered by hand or transmitted by mail or overnight courier, or (for eligible institutions only) by facsimile transmission, to the depositary. See Section 3 of the offer to purchase. THE ELIGIBLE INSTITUTION WHICH COMPLETES THIS FORM MUST COMMUNICATE THE GUARANTEE TO THE DEPOSITARY AND MUST DELIVER THE LETTER OF TRANSMITTAL AND CERTIFICATES FOR SHARES TO THE DEPOSITARY WITHIN THE TIME SHOWN HEREIN. FAILURE TO DO SO COULD RESULT IN A FINANCIAL LOSS TO SUCH ELIGIBLE INSTITUTION.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

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                     BY MAIL:                                 BY HAND OR OVERNIGHT DELIVERY:

           Tender & Exchange Department                        Tender & Exchange Department
                  P.O. Box 11248                                    101 Barclay Street
               Church Street Station                            Receive and Deliver Window
           New York, New York 10286-1248                         New York, New York 10286
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                           BY FACSIMILE TRANSMISSION

                        (For Eligible Institutions Only)
                                 (212) 815-6213

                         FOR CONFIRMATION BY TELEPHONE:

                                 (212) 815-6156

   DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to International Game Technology, a Nevada corporation (the "Company"), upon the terms and subject to the conditions set forth in the offer to purchase, dated December 9, 1999 (the "offer to purchase"), and the related letter of transmittal (which together constitute the "offer"), receipt of which is hereby acknowledged, the number of shares of common stock, par value $.000625 per share, of the Company listed below, pursuant to the guaranteed delivery procedure set forth in Section 3 of the offer to purchase.

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------------------------------------------------------------    ------------------------------------------------------------
                      NUMBER OF SHARES                                                   SIGN HERE

------------------------------------------------------------    ------------------------------------------------------------
              CERTIFICATE NOS.: (IF AVAILABLE)                                     NAME(S) (PLEASE PRINT)

------------------------------------------------------------    ------------------------------------------------------------
                          ADDRESS                                              AREA CODE AND TELEPHONE NUMBER

------------------------------------------------------------    ------------------------------------------------------------
                   CITY, STATE, ZIP CODE                                                SIGNATURE(S)

------------------------------------------------------------    ------------------------------------------------------------
              AT THE DEPOSITORY TRUST COMPANY
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                                    ODD LOTS

     This section is to be completed ONLY if shares are being tendered by or on behalf of a person who owned beneficially, as of the close of business on December 6, 1999, and who continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares (excluding shares attributable to individual accounts under the Company's Profit Sharing Plan but including shares held in the Company's Employee Stock Purchase Plan).

     The undersigned either (check one box):

     [ ] owned beneficially, as of the close of business on December 6, 1999 and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares (excluding shares attributable to the undersigned's account under the Company's Profit Sharing Plan but including shares held in the Company's Employee Stock Purchase Plan), all of which are being tendered, or

     [ ] is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each such beneficial owner, that such beneficial owner owned beneficially, as of the close of business on December 6, 1999, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 shares (excluding shares attributable to individual accounts under the Company's Profit Sharing Plan but including shares held in the Company's Employee Stock Purchase Plan) and is tendering all of such shares.

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               GUARANTEE (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States hereby guarantees (i) that the above-named person(s) has a net long position in the shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (ii) that such tender of shares complies with Rule 14e-4, and (iii) to deliver to the depositary at one of its addresses set forth above certificate(s) for the shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the shares tendered hereby into the depositary's account at The Depository Trust Company in each case together with a properly completed and duly executed letter(s) of transmittal (or facsimile(s) thereof), with any required signature guarantee(s) and any other required documents, all within three New York Stock Exchange, Inc. trading days after the date hereof.

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-----------------------------------------------------------  -----------------------------------------------------------
                       NAME OF FIRM                                             AUTHORIZED SIGNATURE
-----------------------------------------------------------  -----------------------------------------------------------
                          ADDRESS                                                       NAME
-----------------------------------------------------------  -----------------------------------------------------------
                   CITY, STATE, ZIP CODE                                                TITLE
-----------------------------------------------------------  -----------------------------------------------------------
                                                                           AREA CODE AND TELEPHONE NUMBER
Dated: --------------------------------------------- , 2000  -----------------------------------------------------------
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     THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES.  IF A SIGNATURE ON A
LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION
UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE
APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.

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